THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED MAY 1, 2014)

VARIABLE COMPLIFE® (DATED MAY 1, 2014)

VARIABLE JOINT LIFE (DATED MAY 1, 2014)

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2014)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2014)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2014)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2014)

This Supplement amends certain information contained in the Prospectuses referenced above dated May 1, 2014.

Effective October 31, 2014, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the table is amended to contain the following information for the Money Market, Short-Term Bond, Select Bond, and High Yield Bond Portfolios:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(2)	Federated Investment Management Company

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated August 29, 2014.